                                                              Exhibit 10.10

                                      AGREEMENT

THIS AGREEMENT made at Pune this l0th day of October 1997, between M/s Bio-Ved Pharmaceuticals Pvt. Ltd., a company incorporated under the provisions of the Company Act, l956, and having its registered office at Office No. 6, Pradeep Chambers, Bhandarkar Institute Road, Pune 411 005, Maharashtra, hereinafter referred to as "the Company" (which expression shall unless repugnant to or inconsistent to the context or meaning thereof the deemed, mean and include its successors and assignees) of the ONE PART AND Eisen Pharmaceutical Co. (Pvt.) Ltd., a company incorporated under the provisions of the Company Act, 1956, and having its registered office at 34/7, Erandavana, Pune 411 004, Maharashtra, hereinafter referred to as "the Manufacturer" on loan license basis (which expression shall unless repugnant to or inconsistent to the context or meaning thereof the deemed, mean and include its successors and assignees) of the OTHER PART.

WHEREAS:

A. The Company is carrying on business of manufacturing and sale of pharmaceuticals and possesses expertise, technical know how and technology for the manufacture thereof;

B. The Manufacturer has represented to the Company that it has the necessary manufacturing facilities, including that of capsulation and packaging as per the requisite specifications of quality control as required by the Company, spare capacity, adequate equipment and competent staff at its factory situated at 34/7 Erandavana, Pune 411 004, has offered the same to the Company.

C. The Company is desirous of utilizing the manufacturing facilities and the spare capacity of the manufacturer to manufacture ARTREX subject to the terms and conditions hereinafter appearing.

NOW IT IS HEREBY MUTUALLY AGREED TO BY AND BETWEEN the parties hereto as follows:

I.  MANUFACTURE (LOAN LICENSE ARRANGEMENT):

    i) The Manufacturer shall manufacture at its factory situated at 34/7,Erandavana, Pune 411 004, for and on behalf of the Company the product ARTREX as per the orders placed by the Company in terms of this agreement as per the standards and specifications and the Quality Assurance requirement as specified in the "Proposed Manufacturing Guide" or "Master Formula" given by the company (and currently in force) to the Manufacturer. No deviation and/or alterations in part or whole from standards shall be carried out without prior written permission of the Company.

    ii) The Company shall provide the Manufacturer with manufacturing program/schedule at least Eight weeks in advance and the Manufacturer shall make available the required facilities to the company as per the schedule previously agreed upon.

    iii) The manufacturer shall make adequate arrangement for storage of raw materials, packaging materials, required for maximum one and half month's production, requirement in-process goods, finished product and change-parts as per the guidelines given by the Company.

    iv) The Company shall make arrangement of procuring and supplying raw and packaging materials to the Manufacturer in advance in such a manner as to allow sufficient time for its analysis and release for use in manufacturing as per the schedule given by the Company. The Manufacturer shall make arrangements to analyze all starting materials so as to achieve production scheduled quantity on time.

    v) The Manufacturer shall follow and comply with all the statutory/ regulatory requirements mentioned in Drug Act 1940 and Rules 1945 including Amendment to Drug Act 1988 -- Good Manufacturing Practices (as per Schedule M and U).

    vi) The Manufacturer shall document the batch details on the protocol of Batch Mfg Record (B.M.R.) as provided by the Company and arrange to send a photocopy of B.M.R. of each batch along with the Certificate Of Analysis (COA) to the Company to obtain their "Release Note" before releasing a batch of finished product for sale from the warehouse of the Manufacturer.

    vii) The Manufacturer shall furnish to the Company every month a statement in the standard format given by the company showing therein.

         a) quantities of raw materials including the packaging materials received from the Company and for the Company's suppliers during the preceding English calendar month.

         b) quantities of raw and packaging materials actually used and in process by the Manufacturer during the preceding English calendar month

         c) quantities of raw and packaging materials and finished products in stock at the beginning and end of each English calendar month.

         d) quantities of raw and packaging materials in process at the beginning and end of each English calendar month.

         e) quantities of finished products manufactured and supplied to the Company.

    viii)It shall be the duty of the manufacturer to keep the raw and packaging materials and finished products under proper and adequate storage conditions.

    ix) The manufacturer shall take adequate steps to securely and safely store the raw packaging, in-process and finished goods. However, the manufacturer shall not deal with or dispose off the same or any part thereof without prior written consent of the Company.

II. PERMISSIONS:

    i) The Company and the Manufacturer shall obtain from the authorities concerned and maintain from time to time and at all times during the continuance of this Agreement all necessary permits, approvals and licenses, requisite, usual, expedient or proper in relation to or in connection with the manufacture of the product under this Agreement.

    ii) The Company shall obtain the necessary licences under the Drugs and Cosmetics Act, 1940 and the rules framed thereunder and wherever Manufacturer is required to obtain any licences, approvals or permissions viz. loan licences under the said Drugs and Cosmetics Act and the rules or under any other law, Central or State, the Company shall render to the manufacturer all possible assistance in this regard and shall obtain wherever necessary in their name the requisite permissions, approvals or licences.

III.   EQUIPMENT, MACHINERY AND OTHER FACILITIES:

       The Manufacturer shall ensure and guarantee that adequate facilities are available at all times for manufacture of the said products as per the manufacturing schedule given by the Company.

IV.    RAW & PACKAGING MATERIALS & FINISHED PRODUCTS:

       The Company shall supply to the Manufacturer the necessary raw materials including packaging materials for the manufacture and packing of the products under this Agreement as listed in "Schedule I" hereto annexed which the Manufacturers shall manufacture as per the specifications provided by the Company and supply the same to the Company.

V.     INDEMNITY & COMPENSATION FOR LOSSES ETC.:

       i) In the event of all or any of the said raw and/or packaging materials, semi-finished goods or finished goods, stock-in-process are lost due to thefts the Manufacturer shall be liable to reimburse to the Company such costs. However, the company shall arrange for the insurance cover for all materials supplied and kept in storage.

       ii) If the Manufacturer contravenes any provisions of any Acts, Rules or Regulations or the conditions of the loan licences or commits breach of any other terms and/or conditions of this Agreement as a result of which the Company incurs or suffers any loss, damage or expense, the Manufacturer shall fully indemnify and keep indemnified the Company of and from the same.

VI.    RAW MATERIALS, FINISHED PRODUCTS AND CHANGE-PARTS TO BE HELD IN TRUST:

       It is hereby agreed and declared that the raw materials to be supplied by the Company to the Manufacturer are intended solely for the purpose of being utilized in the manufacture or processing of ARTREX ordered by the Company and for no other purpose and consequently the said raw materials and/or the finished product resulting therefrom as well as packing materials supplied to the Manufacturer and finished product resulting therefrom shall be the property of the Company and be held by the Manufacturer in trust for the Company and for the purpose of being delivered to the Company.

VII.   DISPATCHES:

       The Company will lift the finished goods after paying the necessary taxes/ duties etc. For this purpose the Manufacturer will make the necessary documentations (including challans, debit notes, memos, etc.) which shall accompany the goods to various destinations. Transportation costs including loading/unloading of goods shall be borne by the Company.

VIII.  QUALITY ASSURANCE:

       i) The Manufacturer shall analyze all the raw and packaging materials as per the specifications provided by the Company before using the same for manufacturing purpose. In case of any problem of non-compliance with any of the control parameters of specifications, the Manufacturer shall consult the Company immediately and in such case the Company's decision shall be conveyed to the Manufacturer in writing and will be final and binding on the Manufacturer.

       ii) The Company reserves the right to analyze independently any or all batches of starting materials and reject if found substandard. It also reserves the right to reject partly or wholly the finished product based on its independent analysis or suggest reprocessing method to be carried out by the Manufacturer. In an event of reprocessing, the Company shall bear the reprocessing charges.

       iii) The Company shall have an access to any and all documentation pertaining to the manufacturing and testing documents of the product including the inspection of storage conditions and Q.A systems. The Company may carry out an audit of the Manufacturer's premises, systems and documents to ensure the Quality, Purity and Integrity of the Company's product / s.

       iv) The Manufacturer shall arrange to hand over "Control Samples" of each batch of ARTREX manufactured in its premises to the Company as per the Sample quantity specified by the Company in writing. This may include samples for stability studies. The Manufacturer shall maintain documentation records of all such samples drawn by the Company on BMR.

       v) The Company shall make payment for the analytical charges as per the quotation given by the Manufacturer and given here in
            SCHEDULE II within one week after the receipt of the invoice.

       vi) The norms for material loss in handling and processing shall be as under (based on an average of 6 months' production):-

              Active raw materials :    Not more than 2 %
              Excipients           :    Not more than 0.5 %
              Packaging materials  :    Not more than 3 %

       vii) The yield of Finished Products of the first 10 production batches ready for dispatch after setting aside analytical and retention samples, will be validated mutually by Manufacturer and the Company and revised if necessary based on the trend analyst.

      viii) The Manufacturer shall observe the Company's authorized Standard Operating Procedure for addition of Recovery and also for Destruction of Non-recoverable materials including finished product time.

IX.    CHARGES:

       i) For carrying out the manufacturing of the products and other obligations herein contained satisfactorily, the Company shall pay to the Manufacturer, charges at the rates per product mentioned in the "Schedule II" hereto annexed.

       ii) The Manufacturer shall submit its debit notes immediately after completion of the analysis of material/finished products. These charges of the finished products, shall be payable, regardless of whether they are lifted or not by the Company when the Manufacturer had kept them ready for dispatch after compliance of all the necessary procedures and formalities. The Manufacturer shall not be entitled to any other payment except charges referred to above and other duties payable in terms of Clause X hereunder. The Manufacturer shall bear the necessary tax deductions at source (T.D.S.) which are applicable and the Company will issue a certificate in respect of the same.

EXCISE DUTIES & OTHER LEVIES:

       i) The Company shall bear and pay excise duties, if any or any other taxes, levies, etc., imposed in respect of the said product. The Manufacturer shall maintain, keep and make available to the Company all such records and documents that may be required in connection therewith.

       ii) The Manufacturer shall bear and pay all other taxes, duties, assessments, etc. applicable under Loan-License arrangement to them.

XI.    DURATION:

       This agreement shall commence on 10th day of October, 1997 and shall be in force for a period of five years from that date subject to its prior termination or determination as hereinafter provided.

XII.   RENEWAL:

       This Agreement may be renewed by either party by giving to the other three months' notice in that behalf on terms and conditions to be mutually agreed upon.

XIII.  TERMINATION:

       i) Either party shall be entitled to terminate this agreement on the happening of any of the following events -

            a) If counter part commits a breach of any of the terms or provisions of this Agreement and fails to rectify or remedy the breach within seven days from the date of receipt of written notice calling upon it to do so.

            b) If the counter part goes into liquidation, voluntary or otherwise.

            c) If counter part makes any arrangement or compensation with its creditors or if distress execution or other process of the court is levied upon or if any incumbrancer takes possession of or a receiver or other officer of the court is appointed in respect of its assets or properties.

       ii) Notwithstanding anything contained herein above and without prejudice to the rights and remedies upon, either party shall be entitled to terminate this Agreement by giving three months' notice to the other party. However, before the termination of this Agreement, the parties shall discuss the cause of termination. In such event, none of the parties herein shall be entitled to any compensation or payment of any kind whatsoever except as provided in Clause XIV herein after.

XIV.   CONSEQUENCES OF TERMINATION:

       Upon termination of this Agreement in any manner -

       i) The manufacturer shall immediately discontinue the manufacture/packaging of the products.

       ii) The manufacturer shall immediately return to the Company all raw and packaging materials and the finished goods and stock in process along with the requisite statements after full settlement of accounts.

      iii) The Company shall pay and settle with the Manufacturer all the due charges against production of bills, invoices, vouchers, etc. in respect thereof.

       iv) The Manufacturer shall not be entitled to any other compensation or reimbursement of whatsoever nature.

       v) The Manufacturer shall not claim any right, title or interest in respect of the trade marks of ARTREX whether registered or not as well as any similar trade marks of the product ARTREX.

       vi) For a period of at least 10 years, the Manufacturer shall not manufacture or produce directly or indirectly the same product for itself or for any other person whatsoever.

XV.    SECRECY CLAUSE AND UNDERTAKING:

       The Manufacturer undertakes that it shall keep directly secret and confidential and shall not disclose, divulge or reveal during the continuance of this Agreement or at any time thereafter the know-how, formula, manufacturing process and its details or any part disclosed or communicated by the Company to it under this Agreement relating to the manufacturing or packaging of the products or otherwise gained or acquired by virtue of or as a result of the implementation of this Agreement to any person, firm, company, body corporate or authority and shall ensure that the same is kept strictly secret and confidential.

       i) The Manufacturer further undertakes not to manufacture/pack ARTREX or the product with the same composition and formulation of ARTREX while this agreement is in force and for at least 10 years from the termination of this agreement for whatever reason. The Company is aware that Manufacturer has its own products "Articulin and Articulin Forte" which are marketed by the Manufacturer for more than last eight (8) years and both the parties have no objection for the same. It is expressly agreed and understood by and between the parties that the aforesaid stipulations shall not apply to "Articulin" and "Articulin Forte" which are already being manufactured by the manufacturer.

       ii) The Manufacturer further undertakes to take all reasonable measures to ensure that its employees and/or personnel are responsible for the satisfactory performance of conditions and obligations herein including condition to preserve strict secrecy of the information disclosed to them.

XVI.   TRADE MARKS:

       i) The Manufacturer hereby agrees forthwith upon the expiry or earlier termination of this Agreement for any cause whatsoever or any or all the rights or permission herein granted, to discontinue any and every application and/or affixation whatsoever of the said trade mark "ARTREX" and/or any other trade mark of "ARTREX" in connection with any goods, products, service or business or trade as also of any other word, name, logo, device, alphabets, script or language so closely similar in sound, appearance or meaning to the trade mark "ARTREX" words, names, logos or devices whether applied and/or affixed separately or in conjunction or juxtaposition with or to the said trade mark or any other trade mark as to be likely to cause confusion or deception or to detract from or adversely affect the right, title or interest of the Company in or to any other trade mark in any manner whatsoever.

            However, the manufacturer shall be entitled to manufacture and distribute its existing products "Articulin" and "Articulin Forte" which are already registered trade marks of the Manufacturer.

            The Manufacturer further agrees and undertakes that upon the termination of this Agreement, it will not directly or indirectly represent or describe or cause to be represented or described on any labels, advertising materials, circulars or in any other manner whatsoever that represents that Manufacturer was formerly manufacturing the said goods under the said trade mark of the Company and/or any other trade mark of the Company.

            Upon the termination of this Agreement for any reason whatsoever the Manufacturer shall return all the said goods including the raw materials which are in their possession, custody or control and which are in a good and saleable condition to the Company.

XVII.  INSURANCE:

       The Company shall insure all the raw materials and packaging materials, finished products and stock in process to its own account. The Manufacturer shall render the necessary documents in connection therewith.

XVIII. JURISDICTION:

       This Agreement shall be deemed to be an Agreement made in Pune and the jurisdiction of Courts other than in Pune is hereby excluded by the consent of the parties hereto.

IN WITNESS WHEREOF the parties hereto have these present the day and year first hereinabove written.

SIGNED AND DELIVERED BY                SIGNED AND DELIVERED BY
withinnamed "The Company"              withinnamed "The Manufacture"


For Bio-Ved Pharmaceuticals                 For Eisen Pharmaceuticals Co.
Pvt. Ltd.                                   (Pvt.) Ltd.

Mr Ajit P. Chitre                      Mr Shrikant V Godbole
Director (Operations)                  Managing Director

in the presence of                     in the presence of

Dr. Bhushan Patwardhan                 Mr. Heramb B Joshi

Schedule I

[INSERT 2 PAGES HERE]

Schedule II

MANUFACTURING AND TESTING CHARGES
FOR ARTREX CAPSULES AT
EISEN PHARMACEUTICAL CO. ( PVT. ) LTD., PUNE

    a)   Manufacturing Charges              :    [*****]

    b)   Packing Charges                    :    [*****]

    c)   Testing Charges
         For every packing material         :    [*****]

         For Finished Goods Physical Tests  :    [*****]

         For Microbial Testing              :    [*****]

         Every raw material                 :    [*****]



* Confidential provisions omitted and filed separately with the Commission.

                        SPECIFICATIONS OF RAW MATERIALS
(Planned Extract Specifications to Be Reviewed after Receiving First 10 Batches of Each Extract)

                                   LOD (AT
                                  90 DEG. C
                                   UNDER 15
   SR.                           MM. HG. FOR    PH OF 5% AQ.                        TLC          MICROBIAL
   NO.         DESCRIPTION         4 HRS.)       SUSPENSION     WT./ML(gm)          PATTERN       QUALITY          STORAGE
---------  --------------------  ------------  --------------  -------------  ----------------  ------------  ------------------
1          [********                [*****]       [*****]        [*****]           [*****]         [*****]           [*****]
           ********
           ********]


2          [********                [*****]       [*****]        [*****]           [*****]         [*****]           [*****]
           ********
           ********]


3          [********                [*****]       [*****]        [*****]           [*****]         [*****]           [*****]
           ********
           ********]


4          [********                [*****]       [*****]        [*****]           [*****]         [*****]           [*****]
           ********
           ********]


    Excipients viz. Starch Maize, Collodal Slicone Dioxide, Methylparaben, Citric Acid, BHT, Isopropyl Alcohol,

    Purified Water and Hard Gelatin Capsule shells to be analysed as per latest I.P. specifications and

    Docusafe Sodium as per B.P. 1993 specifications.

    * Confidential provisions ommitted and filed separately with the Commission.

                                ARTREX CAPSULES

                        PACKING MATERIAL SPECIFICATIONS

                                   LOD (AT
                                  90 DEG. C
                                   UNDER 15
   SR.                           MM. HG. FOR    PH OF 5% AQ.                        TLC          MICROBIAL
   NO.         DESCRIPTION         4 HRS.)       SUSPENSION     WT./ML (gm)         PATTERN       QUALITY          STORAGE
---------  --------------------  ------------  --------------  -------------  ----------------  ------------  ------------------
1          [**********           25 to 35%     4.5 to 6.5      1.25 to 1.40   Complies with     E. coli and   Store at a temp.
            **********                                                        that of the       Salmonella    below 25 DEG. C.
            **********                                                        working           absent.
            **********]                                                       standard.

2          [**********            NLT 40%      4.5 to 6.5      0.95 to 1.10   Complies with     E. coli and
            **********                                                        that of the       Salmonella
            **********]                                                       working           absent.
                                                                              standard.

3          [**********            NLT 15%         N.A.           N.A.         Compiles with     E. coli and   Store at a temp.
            **********                                                        that of the       Salmonella    below 25 DEG. C.
            **********]                                                       working           absent.
                                                                              standard.

4          [**********            NLT 15%         N.A.           N.A.         Complies with     E. coli and   Store at a temp.
            **********                                                        that of the       Salmonella    below 25 DEG. C.
            **********]                                                       working           absent.
                                                                              standard.



      [*****]

      [*****]

      [*****]

    * Confidential provisions ommitted and filed separately with the Commission.

                                ARTREX CAPSULES
                        PACKING MATERIAL SPECIFICATIONS

            SPECIFICATION     ALUMINUM FOIL     PVC/PVDC FOIL      SALES CARTON      P.S. CARTON      CORRUGATED BOX
           ----------------  ----------------  ----------------  ----------------  ----------------  ----------------
    1      Description       Silver colored    Clear,            Box made of       Box made of       Brown colored,
                             foil plain on     transparent PVC   white back        white back        ply shipper
                             one side and      foil with PVDC    duplex            duplex            (with 2 gap
                             printed with      coating           chromoboard       chromoboard       plates and 1
                             text mate as per                    paper, printed    paper, printed    centre plate 5)
                             the approved                        as per the        as per the        printed on
                                                                 approved artwork  approved artwork  both side
                             ARTREX Capsules                     of ARTREX sales   of ARTREX sample  (length wise)
                             foil on the                         carton.           carton.            as per the
                             other side. Foil                                                         approved
                             is free from                                                             artwork of
                             pinholes.                                                                ARTREX
                                                                                                      corrugated
                                                                                                      box.

    2      Dimensions        Width 87 + 1 mm   Width 91 + mm     90 x 64 x 90 mm   90 x 10 x 65 mm    465 x 330 x 195 mm

    3      Grammage          About 70 gsm      PVC. 345 gsm+     NLT 290 gsm       NLT 290 gsm       1 x 150 A, 4 x
                                               10%, PVDC about                                       100 A
                                               40 gsm.

    4      Thickness         NLT 0.02 mm       About 0.26 mm           N.A               N.A.              N.A.

    5      Printing          Printing -with    N.A.              Printing - with   Printing - with   Printing -with
                             green and black                     green and black   green and black   green and black
                             colors, is clear                    colors; is clear  colors; is clear  colors; is clear
                             without smugging                    without smugging  without smugging  without smugging
                             or any othe                         or any other      or any other      or any other
                             defect.                             defect            defect            defect.